Leases	12 Months Ended
Sep. 30, 2011
Leases [Abstract]
Leases
Note L: Leases
We lease various facilities and certain equipment under operating leases. We also sublease some of the above facilities. Future minimum rentals due under non-cancelable leases and annual future minimum rentals expected under subleases are as follows:

	Years Ended September 30,
	(In thousands)
	Lease	Sublease
	Payments	Revenue
2012	$45,181	$226
2013	39,243	161
2014	30,001	111
2015	22,171	12
2016	13,874	—
Thereafter	19,731	—

	$170,201	$510

After an initial lease term of generally three to ten years, our lease agreements typically allow renewals in three to five-year increments. Our lease agreements generally include rent escalations throughout the initial lease term. Rent escalations are included in the above numbers. For financial reporting purposes, the aggregate rentals over the lease term, including lease renewal options that are reasonably assured, are expensed on a straight-line basis.

	Fiscal Years Ended September 30,
	2011	2010	2009
	(In thousands)
Gross rent expense	$46,710	$39,394	$35,005
Sublease rent revenue	(141)	(132)	(81)

Net rent expense	$46,569	$39,262	$34,924

Prior to fiscal 2008, we completed several sale-leaseback transactions of previously owned facilities. Losses on sales were recognized immediately, and gains were deferred and are being amortized as a reduction of lease expense over the terms of the related leases. The remaining unamortized long-term portion of these deferred gains, amounting to $2.1 million at September 30, 2011, is included in “Deferred gains and other long-term liabilities” in our consolidated balance sheet. The short-term portion, included in “Accounts payable and other accrued expenses” was $0.4 million at September 30, 2011. Future rentals on these sale-leasebacks are included in the above schedule of future minimum rentals. Terms of these leases are consistent with the terms on our other lease agreements.